February 17, 2022 Brady Corporation F’22 Q2 Financial Results

2Forward-Looking Statements In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “continue” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: adverse impacts of the novel coronavirus (“COVID-19”) pandemic or other pandemics; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; increased cost of raw materials, labor and freight as well as raw material shortages; Brady’s ability to develop technologically advanced products that meet customer demands; Brady’s ability to properly identify, integrate, and grow acquired companies, and to manage contingent liabilities from divested businesses; difficulties in protecting our websites, networks, and systems against security breaches; risks associated with the loss of key employees; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; litigation, including product liability claims; foreign currency fluctuations; potential write-offs of goodwill and other intangible assets; changes in tax legislation and tax rates; differing interests of voting and non-voting shareholders; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2021 and in any subsequent filings on Form 10-Q. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

3Q2 F’22 Financial Summary • Sales grew 19.6% to $318.1M in Q2 of F’22 compared with $265.8M in Q2 of F’21. – Organic sales grew 13.1%, acquisitions increased sales by 8.6% and foreign currency translation decreased sales 2.1%. • Gross profit margin of 47.0% in Q2 of F’22 compared with 48.7% in Q2 of F’21. • SG&A expense of $92.5M (29.1% of sales) in Q2 of F’22 compared with $82.2M (30.9% of sales) in Q2 of F’21. • GAAP Income before income taxes and losses of unconsolidated affiliate increased 6.7% to $42.0M in Q2 of F’22 compared with $39.4M in Q2 of F’21. – Income Before Income Taxes Excluding Amortization* in the second quarter of fiscal 2022 increased 12.4% to $45.8M. • GAAP Diluted EPS in the second quarter of fiscal 2022 increased 10.2% to $0.65, compared with $0.59 in the second quarter of the prior year. – Diluted EPS Excluding Amortization* increased 14.8% to $0.70 in the second quarter of fiscal 2022. * Income Before Income Taxes Excluding Amortization and Diluted EPS Excluding Amortization are non-GAAP measures. See appendix.

4Sales Overview • Total sales increased 19.6%. • Organic sales increased 13.1%: • ID Solutions – Organic sales increased 16.0%. • Workplace Safety – Organic sales increased 5.2%. • 8.6% increase due to acquisitions. • 2.1% decrease due to foreign currency translation. Q2 F’22 SALES: • ID Solutions experienced strong organic sales growth in all regions. • Workplace Safety was able to overcome challenging comparables to return to organic growth faster than we had originally anticipated. • Both Identification Solutions and Workplace Safety sales are above pre-pandemic levels. Q2 F’22 SALES COMMENTARY: $293 $282 $290 $295 $287 $277 $266 $252 $277 $266 $296 $306 $321 $318 $200 $225 $250 $275 $300 $325 Q1 F'19 4.7% Q2 F'19 2.3% Q3 F'19 2.4% Q4 F'19 1.7% Q1 F'20 (0.4%) Q2 F'20 (1.2%) Q3 F'20 (6.0%) Q4 F'20 (13.7%) Q1 F'21 (4.9%) Q2 F'21 (6.3%) Q3 F'21 6.5% Q4 F'21 12.6% Q1 F'22 7.0% Q2 F'22 13.1% Organic Sales Growth (Decline) SALES (millions of USD)

Gross Profit Margin 5 • Gross profit margin of 47.0% compared to 48.7% in Q2 of F’21. • Gross margin has been negatively impacted by inflationary pressures including wage increases, freight increases, and raw material cost increases. • Efficiency gains, automation and selected price increases have partially offset the negative impacts caused by input- cost inflation. Q2 F’22 – GROSS PROFIT MARGIN: $147 $140 $146 $147 $141 $139 $130 $119 $135 $130 $149 $148 $155 $149 50.0% 49.5% 50.3% 49.6% 49.3% 50.3% 48.7% 47.1% 48.9% 48.7% 50.4% 48.2% 48.2% 47.0% 38% 40% 42% 44% 46% 48% 50% $100 $125 $150 $175 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 GROSS PROFIT & GPM% (millions of USD)

SG&A Expense 6 • SG&A expense was 29.1% of sales compared to 30.9% of sales in the same quarter last year. • SG&A expense was negatively impacted by an increase in amortization expense from the acquisitions completed in the fourth quarter of last year. Amortization expense was $3.7M in Q2 of F’22 and $1.4M in Q2 of F’21. • We will continue to drive efficiencies in SG&A expenses while also investing in sales and marketing activities to accelerate sales growth. Q2 F’22 – SG&A EXPENSE: $95 $93 $95 $89 $90 $87 $83 $76 $83 $82 $91 $94 $97 $93 32.3% 32.8% 32.7% 30.2% 31.2% 31.6% 31.3% 30.2% 30.0% 30.9% 30.7% 30.6% 30.1% 29.1% 10% 15% 20% 25% 30% 35% $60 $70 $80 $90 $100 $110 $120 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 SG&A EXPENSE AND SG&A EXPENSE AS A % OF SALES (millions of USD)

R&D Expense 7 $11.3 $11.1 $11.4 $11.3 $11.0 $10.5 $9.8 $9.4 $10.2 $9.9 $11.3 $13.2 $13.9 $14.0 3.9% 3.9% 3.9% 3.8% 3.8% 3.8% 3.7% 3.7% 3.7% 3.7% 3.8% 4.3% 4.3% 4.4% 1.5% 2.5% 3.5% 4.5% $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 R&D EXPENSE AND R&D EXPENSE AS A % OF SALES (millions of USD) • R&D expense is up as a result of investments made to drive future sales growth combined with additional R&D expense from the acquisitions completed in the fourth quarter of F’21. • The acquisitions of Magicard, Code, and Nordic ID carry higher R&D expense levels than Brady’s core business. • We have a solid new product pipeline and we are focused on ensuring that our R&D spend is both efficient and effective. Q2 F’22 – R&D EXPENSE:

8Income Before Income Taxes • GAAP Income before income taxes was $42.0M in Q2 of F’22 compared to $39.4M in Q2 of F’21. • Q2 of F’22 income before income taxes was negatively impacted by an increase in amortization expense resulting from the acquisitions completed in the fourth quarter of last year. • Income Before Income Taxes Excluding Amortization* increased 12.4% to $45.8M in Q2 of F’22 compared to $40.8M in Q2 of F’21. Q2 F’22 - INCOME BEFORE INCOME TAXES: INCOME BEFORE INCOME TAXES (millions of USD) $39.9 $36.7 $41.0 $47.1 $41.6 $42.4 $22.2 $34.9 $42.2 $39.4 $47.8 $41.6 $44.7 $42.0 $10 $20 $30 $40 $50 Q1 F'19 14.8% Q2 F'19 4.8% Q3 F'19 10.8% Q4 F'19 4.1% Q1 F'20 4.2% Q2 F'20 15.4% Q3 F'20 (45.9%) Q4 F'20 (26.0%) Q1 F'21 1.6% Q2 F'21 (7.0%) Q3 F'21 115.7% Q4 F'21 19.4% Q1 F'22 5.8% Q2 F'22 6.7%Year-on-Year Growth * Income Before Income Taxes Excluding Amortization is a non-GAAP measure. See appendix.

Net Income & Diluted EPS

9

NET INCOME


(millions of USD)
$40
$30
$20
$10
$0
$30.6
$29.2
$34.8
$36.6
$37.5
$33.6
$13.6
$27.7
$33.5
$30.9
$37.3
$28.0
$35.0
$33.8
Q1 F'19
Q2 F'19
Q3 F'19
Q4 F'19
Q1 F'20
Q2 F'20
Q3 F'20
Q4 F'20
Q1 F'21
Q2 F'21
Q3 F'21
Q4 F'21
Q1 F'22
Q2 F'22

DILUTED EPS


$0.60
$0.40
$0.20
$0.00
$0.58
$0.55
$0.65
$0.68
$0.70
$0.62
$0.26
$0.53
*
$0.64
$0.59
$0.71
$0.53
$0.67
$0.65
Q1 F'19
Q2 F'19
Q3 F'19
Q4 F'19
Q1 F'20
Q2 F'20
Q3 F'20
Q4 F'20
Q1 F'21
Q2 F'21
Q3 F'21
Q4 F'21
Q1 F'22
Q2 F'22

Q2 F'22 – NET INCOME & DILUTED EPS:

- GAAP Net income was $33.8M in Q2 of F'22 compared to $30.9M in Q2 of F'21.
  - Net Income Excluding Amortization* was $36.7M in Q2 of F'22 compared to $31.9M in Q2 of F'21.
- GAAP Diluted EPS was $0.65 in Q2 of F'22 compared to $0.59 in Q2 of F'21.
  - Diluted EPS Excluding Amortization* was $0.70 in Q2 of F'22 compared to $0.61 in Q2 of F'21.

* Net Income Excluding Amortization and Diluted EPS Excluding Amortization are non-GAAP measures. See appendix.

BRADY

10Cash Generation & Uses • Cash flow from operating activities was ($3.2M) in Q2 of F’22 compared to $36.1M in Q2 of F’21. • Free cash flow* was ($8.3M) in Q2 of F’22 compared to $30.9M in Q2 of F’21. • Year-to-date, free cash flow* was $7.9M in Q2 of F’22. • Cash generation was negatively impacted by increased inventory purchases to ensure that we can service the needs of our customers. • Cash generation was also negatively impacted by the payment of fiscal 2021 incentive-based compensation in the second quarter of F’22. Returning Funds to our Shareholders: We are committed to returning funds to our shareholders in the form of dividends and share buybacks. • Year-to-date, we returned $45.0M to our shareholders in the form of dividends and share buybacks. CASH FLOWS IN Q2 OF F’22: * Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. CASH FLOW FROM OPERATING ACTIVITIES (millions of USD) $18.8 $25.4 $52.7 $65.3 $38.8 $14.3 $42.8 $45.1 $62.8 $36.1 $56.0 $50.8 $27.5 ($3.2) -$5 $15 $35 $55 $75 Q1 F'19 54% Q2 F'19 87% Q3 F'19 152% Q4 F'19 178% Q1 F'20 104% Q2 F'20 43% Q3 F'20 313% Q4 F'20 163% Q1 F'21 188% Q2 F'21 117% Q3 F'21 150% Q4 F'21 181% Q1 F'22 78% Q2 F'22 (9%) % of Net Income (millions of USD) 3 Mos. Ended Jan. 31, 2022 3 Mos. Ended Jan. 31, 2021 6 Mos. Ended Jan. 31, 2022 6 Mos. Ended Jan. 31, 2021 Cash Balance - Beginning of Period 157.6$ 256.3$ 147.3$ 217.6$ Cash Flow from Operating Activities (3.2) 36.1 24.3 98.9 Capital Expenditures (5.1) (5.2) (16.4) (14.5) Dividends (11.7) (11.4) (23.2) (22.8) Share Repurchases (2.8) (0.9) (21.7) (3.6) Debt Borrowings (Repayments) 16.0 - 45.0 - Effect of Exchange Rates on Cash (2.0) 4.7 (3.4) 6.3 Other (1.4) (2.0) (4.5) (4.3) Cash Balance - End of Period 147.4$ 277.6$ 147.4$ 277.6$

Net Cash 11 • January 31, 2022 cash = $147.4M. • January 31, 2022 debt = $83.0M. • Brady is in a net cash position of $64.4M. • Balance sheet provides flexibility for future organic and inorganic investments. STRONG BALANCE SHEET: $138 $151 $188 $229 $245 $240 $190 $218 $256 $278 $322 $109 $91 $64 $0 $50 $100 $150 $200 $250 $300 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 NET CASH (millions of USD)

12Updated F’22 EPS Guidance F’22 Diluted EPS, Excluding Amortization $3.00 to $3.15 (+9% to +15% vs. F’21) (Previous range of $3.12 to $3.32 per share) GAAP Diluted EPS $2.78 to $2.93 (+13% to +19% vs. F’21) (Previous range of $2.90 to $3.10/share) Guidance Assumptions: • Continued economic expansion. • Increase in after-tax amortization expense of $0.12/share (from $0.10/share in F’21 to $0.22/share in F’22). • Full-year income tax rate in the 20% range. • Foreign currency exchange rates as of January 31, 2022. • Total sales growth in excess of 12%. • Depreciation and amortization expense of approximately $34M to $36M. • Capital expenditures, excluding any future facility purchases, of approximately $27M to $32M (guidance is inclusive of $8M of facility purchases in the first half of F’22).

Q2 F’22 vs. Q2 F’21 (millions of USD) 13Identification Solutions • Revenues increased 26.1%: • Organic growth = + 16.0%. • Acquisition growth = + 11.8%. • Fx reduction = (1.7%). • Strong organic sales growth in all regions. • Segment profit negatively impacted by a $2.4M increase in amortization expense. Excluding amortization expense, segment profit as a percent of sales decreased by 120 basis points from 20.7% in Q2 of F’21 to 19.5% in Q2 of F’22. • We have increased our innovation investments and are actively investing in sales-generating resources. Q2 F’22 SUMMARY: Q2 F’22 Q2 F’21 Change Sales $ 245.0 $ 194.2 + 26.1% Segment Profit 44.1 39.0 + 13.2% Segment Profit % 18.0% 20.1% (210 bps) $215 $205 $193 $171 $198 $194 $218 $231 $249 $245 20% 20% 19% 18% 20% 20% 22% 18% 20% 18% 0% 5% 10% 15% 20% $150 $175 $200 $225 $250 $275 Q1 F'20 (0.2%) Q2 F'20 (1.3%) Q3 F'20 (8.2%) Q4 F'20 (21.7%) Q1 F'21 (8.4%) Q2 F'21 (6.9%) Q3 F'21 9.8% Q4 F'21 24.5% Q1 F'22 13.2% Q2 F'22 16.0% Organic Growth SALES & SEGMENT PROFIT % (millions of USD) • Anticipate upper-teen percentage sales growth in fiscal 2022, inclusive of the acquisitions completed in the fourth quarter of fiscal 2021. • Continued strong profitability. OUTLOOK:

Q2 F’22 vs. Q2 F’21 (millions of USD) 14Workplace Safety • Revenues grew 2.0%: • Organic growth = + 5.2%. • Fx reduction = (3.2%). • Organic sales increased in EMEA and Australia as sales growth in our core product offerings more than offset the reduction of Covid-related product sales. • Organic sales were effectively flat in the Americas due to challenging comparables. • Increased sales volumes more than offset inflationary pressures, resulting in improved segment profit. Q2 F’22 SUMMARY: Q2 F’22 Q2 F’21 Change Sales $ 73.1 $ 71.6 + 2.0% Segment Profit 4.5 3.5 + 30.4% Segment Profit % 6.2% 4.8% +140 bps Organic Growth $72 $71 $73 $81 $79 $72 $77 $75 $73 $73 7% 8% 6% 7% 10% 5% 7% 8% 3% 6% 0% 2% 4% 6% 8% 10% $50 $75 $100 Q1 F'20 (0.8%) Q2 F'20 (1.0%) Q3 F'20 0.2% Q4 F'20 10.8% Q1 F'21 5.5% Q2 F'21 (4.8%) Q3 F'21 (2.2%) Q4 F'21 (12.7%) Q1 F'22 (8.6%) Q2 F'22 5.2% SALES & SEGMENT PROFIT % (millions of USD) • Anticipate increased core product sales to continue to fully offset the slowdown in Covid-related product sales in the second half of this fiscal year. • Year-on-year revenue growth and improving profitability as we progress throughout the remainder of this fiscal year. OUTLOOK:

15Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our website at www.bradycorp.com/investors

Appendix GAAP to Non-GAAP Reconciliations 16

Non-GAAP Reconciliations

17

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Income Before Income Taxes Excluding Amortization:
Brady is presenting the non-GAAP measure, "Income Before Income Taxes Excluding Amortization." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income before income taxes and losses of unconsolidated affiliate to the non-GAAP measure of Income Before Income Taxes Excluding Amortization:

	Three months ended January 31,		Six months ended January 31,	
	2022	2021	2022	2021
Income before income taxes and losses of unconsolidated affiliate (GAAP measure)	$ 42,042	$ 39,397	$ 86,738	$ 81,634
Amortization expense	3,749	1,353	7,556	2,704
Income Before Income Taxes Excluding Amortization (non-GAAP measure)	**$ 45,791**	**$ 40,750**	**$ 94,294**	**$ 84,338**

Income Tax Expense Excluding Amortization:
Brady is presenting the non-GAAP measure, "Income Tax Expense Excluding Amortization." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income tax expense to the non-GAAP measure of Income Tax Expense Excluding Amortization:

	Three months ended January 31,		Six months ended January 31,	
	2022	2021	2022	2021
Income tax expense (GAAP measure)	$ 8,227	$ 8,206	$ 17,877	$ 16,788
Amortization expense	887	338	1,787	676
Income Tax Expense Excluding Amortization (non-GAAP measure)	**$ 9,114**	**$ 8,544**	**$ 19,664**	**$ 17,464**

BRADY

Non-GAAP Reconciliations

18

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Net Income Excluding Amortization:
Brady is presenting the non-GAAP measure, "Net Income Excluding Amortization." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income to the non-GAAP measure of Net Income Excluding Amortization:

	Three months ended January 31,		Six months ended January 31,	
	2022	2021	2022	2021
Net income (GAAP measure)	$ 33,815	$ 30,860	$ 68,861	$ 64,341
Amortization expense	2,862	1,015	5,769	2,028
Net Income Excluding Amortization (non-GAAP measure)	**$ 36,677**	**$ 31,875**	**$ 74,630**	**$ 66,369**

Diluted EPS Excluding Amortization:
Brady is presenting the non-GAAP measure, "Diluted EPS Excluding Amortization." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income per Class A Nonvoting Common Share to the non-GAAP measure of Diluted EPS Excluding Amortization:

	Three months ended January 31,		Six months ended January 31,	
	2022	2021	2022	2021
Net income per Class A Nonvoting Common Share (GAAP measure)	$ 0.65	$ 0.59	$ 1.32	$ 1.23
Amortization expense	0.05	0.02	0.11	0.04
Diluted EPS Excluding Amortization (non-GAAP measure)	**$ 0.70**	**$ 0.61**	**$ 1.43**	**$ 1.27**